EXHIBIT (a)(1)(ii)

LETTER OF TRANSMITTAL

To Purchase for Cash

4.25% Exchangeable Senior Notes due 2030

(CUSIP No. 22003BAC0)

of

CORPORATE OFFICE PROPERTIES, L.P.

Pursuant to the Offer to Purchase dated May 29, 2013

THE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JUNE 26, 2013, UNLESS EXTENDED AS DESCRIBED IN THE OFFER TO PURCHASE (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”) OR EARLIER TERMINATED. REGISTERED HOLDERS (EACH, A “HOLDER” AND COLLECTIVELY, THE “HOLDERS”) OF THE NOTES (AS DEFINED BELOW) MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES AT OR PRIOR TO THE EXPIRATION TIME IN ORDER TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE (AS DEFINED BELOW). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.

Completed Letters of Transmittal and any other documents required in connection with tenders of the Notes listed above should be directed to the Information Agent and Tender Agent, at the address set forth below. Any requests for information concerning the Offer, for assistance in connection with the Offer, or for additional copies of the Offer to Purchase or related materials may be directed to the Information Agent and Tender Agent at the address or telephone numbers set forth below.

The Information Agent and Tender Agent for the Offer is:

D.F. King & Co., Inc.

By registered mail or certified mail:	By regular mail or overnight	By hand:
courier:
D.F. King & Co., Inc.	D.F. King & Co., Inc.	D.F. King & Co., Inc.
48 Wall Street, 22nd Floor	48 Wall Street, 22nd Floor	48 Wall Street, 22nd Floor
New York, NY 10005	New York, NY 10005	New York, NY 10005
Attn: Elton Bagley	Attn: Elton Bagley	Attn: Elton Bagley

Facsimile (eligible institutions only): (212) 709-3328

To confirm receipt of facsimile by telephone: (212) 493-6996

Telephone Inquiries: (212) 269-5550 or (800) 659-5550

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE INFORMATION AGENT AND TENDER AGENT.

Corporate Office Properties, L.P., or COPLP, is a Delaware limited partnership. Corporate Office Properties Trust, or COPT, is a Maryland real estate investment trust and the sole general partner of COPLP. Unless otherwise expressly stated or the context otherwise requires, in this Letter of Transmittal, “we,” “us” and “our” refer to COPT, COPLP and COPT’s other subsidiaries.

This document relates to the offer (the “Offer”) by COPLP to purchase for cash any and all of its $186,273,000 million aggregate principal amount of outstanding 4.25% Exchangeable Senior Notes due 2030 (the “Notes”) at a purchase price equal to $1,070 per $1,000 principal amount of Notes purchased (the “Purchase Price”), plus accrued and unpaid interest on such Notes, if any, up to, but not including, the Payment Date (as defined in the Offer to Purchase) (“Accrued Interest”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 29, 2013 (as the same may be amended or supplemented, the “Offer to Purchase”) and this Letter of Transmittal (as the same may be amended or supplemented, the “Letter of Transmittal”). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Offer to Purchase.

IF YOU DESIRE TO ACCEPT THE OFFER, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE INFORMATION AGENT AND TENDER AGENT PRIOR TO THE EXPIRATION TIME.

This Letter of Transmittal is to be completed by a Holder desiring to tender the Notes unless such Holder is executing the tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC before the Expiration Time.

Tenders of Notes may be withdrawn at any time prior to the Expiration Time. For a withdrawal of a tender of Notes to be effective, the Information Agent and Tender Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Time, by mail, or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (i) specify the name of the Holder who tendered the Notes to be withdrawn, (ii) contain the aggregate principal amount represented by such Notes, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Notes, and (iv) unless transmitted through ATOP, be signed by the Holder in the same manner as the original signature on such Holder’s Letter of Transmittal, including any required signature guarantee(s), or be accompanied by evidence satisfactory to COPLP that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. Any notice of withdrawal must identify the Notes to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of the DTC.

For a description of the procedures to follow in order to tender or withdraw the Notes (through ATOP or otherwise), see “Procedure for Tendering Notes” in the Offer to Purchase and the instructions to this Letter of Transmittal.

In order to properly complete this Letter of Transmittal, a Holder of Notes must:

•                                          complete the box below entitled “Method of Delivery”;

•                                          if appropriate, check and complete the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions”;

•                                          sign the Letter of Transmittal by completing the box entitled “Please Sign Here”; and

•                                          complete an IRS Form W-9 (or, if applicable, an appropriate IRS Form W-8).

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE OFFER TO PURCHASE CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. The instructions included with this Letter of Transmittal must be followed.

The Offer is not being made to, and tenders of Notes will not be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of the Offer would not be in compliance with the laws of such jurisdiction. In those jurisdictions where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of COPLP by the Dealer Manager (as defined in the Offer to Purchase) or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

COPLP expressly reserves the right, in its sole discretion but subject to applicable law, to (i) waive any and all of the conditions of the Offer prior to the Expiration Time, (ii) extend the Expiration Time of the Offer, (iii) amend the terms of the Offer or (iv) if any of the conditions to the Offer are not satisfied, terminate the Offer and not accept for payment any Notes tendered in the Offer.

THE OFFER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE OFFER OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS OFFER TO PURCHASE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THE OFFER TO PURCHASE OR IN THIS LETTER OF TRANSMITTAL AND OTHER MATERIALS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY COPT, COPLP, THE DEALER MANAGER, THE INFORMATION AGENT AND TENDER AGENT OR ANY OTHER PERSON.

NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER TO THE

ACCOUNT MAINTAINED BY THE INFORMATION AGENT AND TENDER AGENT WITH DTC

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOX BELOW

METHOD OF DELIVERY*

Name of Tendering Institution:

Principal Amount of Notes Being Tendered:

DTC Participant Number:

Account Number with DTC:

Transaction Code Number:

* Need not be completed by Holders delivering in accordance with DTC’s ATOP procedure for transfer (see above).

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer to Purchase, the undersigned hereby tenders to COPLP the principal amount of Notes indicated in the box above entitled “Method of Delivery.”

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered herewith, the undersigned hereby:

•                                          sells, assigns and transfers to, or upon the order of, COPLP, all right, title and interest in and to all of the Notes tendered hereby;

•                                          waives any and all other rights with respect to such Notes (including, without limitation, any existing or past defaults and their consequences in respect of such Notes and the indenture under which the Notes were issued);

•                                          releases and discharges COPT and COPLP from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, such Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Notes, to convert the Notes into COPT’s common shares of beneficial interest or be entitled to any of the benefits under the indenture under which the Notes were issued; and

•                                          irrevocably constitutes and appoints the Information Agent and Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Information Agent and Tender Agent also acts as the agent of COPT and COPLP) with respect to such Notes, with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•                                          transfer ownership of such Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to COPLP;

•                                          present such Notes for transfer on the relevant security register;

•                                          receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Information Agent and Tender Agent will have no rights to, or control over, funds from COPLP, except as agent for the tendering Holders, for the Purchase Price and any Accrued Interest for any tendered Notes that are purchased by COPLP); and

•                                          deliver to COPLP this Letter of Transmittal;

all in accordance with the terms and subject to the conditions of the Offer, as described in the Offer to Purchase.

The undersigned acknowledges and agrees that a tender of Notes pursuant to any one of the procedures described in the Offer to Purchase under the caption “Procedure for Tendering the Notes” and in the instructions to this Letter of Transmittal will, upon COPLP’s acceptance of such Notes, constitute a binding agreement between the undersigned and COPLP upon the terms and subject to the conditions of the Offer to Purchase.

The Offer is subject to the conditions set forth in the Offer to Purchase under the caption “Conditions of the Offer; Extension; Amendment; Termination”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by COPLP, subject to applicable law) as more particularly set forth in the Offer to Purchase, COPLP may not be required to accept for payment any of the Notes tendered by this Letter of Transmittal and, in such event, the Notes not accepted for payment will remain outstanding. In the event of a termination of the Offer, the Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.

The undersigned hereby represents and warrants that:

•                                          the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby;

•                                          when such tendered Notes are accepted for purchase and paid for by COPLP pursuant to the Offer, COPLP will acquire good title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind; and

•                                          the undersigned will, upon request, execute and deliver any additional documents deemed by the Information Agent and Tender Agent or by COPLP to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Notes.

In consideration for the purchase of the Notes pursuant to the Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue COPT, COPLP or any of their former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against COPT or COPLP as a result of or in any manner related to:

•                                          the undersigned’s purchase, ownership or disposition of the Notes pursuant to the Offer; and

•                                          any decline in the value thereof up to and including the Payment Date (as defined in the Offer to Purchase), and thereafter, to the extent the Holder retains Notes.

Without limiting the generality or effect of the foregoing, upon the purchase of Notes pursuant to the Offer, COPLP shall obtain all rights relating to the undersigned’s ownership of Notes (including, without limitation, the right to all interest payable on the Notes) and any and all claims relating thereto.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned by credit to the account of DTC. Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “Special Issuance Instructions” box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognize(s) that COPLP has no obligation pursuant to the “Special Issuance Instructions” box to transfer any Notes from the names of the registered Holder(s) thereof if COPLP does not accept for purchase any of the principal amount of such Notes so tendered. The right to have Notes registered and delivered in accordance with “Special Issuance Instructions” is subject any limitations or requirements of the indenture governing the Notes. In the event that the “Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders)

This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of such Notes on the books of the DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to COPLP of such person’s authority to act. See Instruction 1.

X

X

Signature(s) of Holder(s) or Authorized Signatory

Dated:                                       , 2013

Name(s):

Capacity (full title):

Address:

(Zip Code)

Area Code and Telephone No.:

MEDALLION SIGNATURE GUARANTEE

(If required — see Instructions 1 and 2 below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:                                     , 2013

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 2, 3 and 6)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

DTC Account Number:

☐ Check here to direct a credit of Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

DTC Account No.

Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 2, 3 and 6)

To be completed ONLY if checks are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.

Name

Address

(Zip Code)

(Tax Identification or Social Security Number)

INSTRUCTIONS TO LETTER OF TRANSMITTAL
(Forming part of the terms and conditions of the Offer)

Forming Part of the Terms and Conditions of the Offer

1.             Signatures on Letter of Transmittal. This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of such Notes on the books of the DTC or its participants.

If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Notes.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to COPLP of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by an Eligible Institution (as defined below).

2.             Signature Guarantees. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Notes) tendered hereby or (ii) such Notes are tendered for the account of an Eligible Institution.

3.             Transfer Taxes. Except as set forth in this Instruction 3, COPLP will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any person(s) other than the Holder(s), or if tendered Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the payment (and any remaining amount of transfer taxes will be billed directly to the Holder(s) or such other person(s)) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

4.             Questions or Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent and Tender Agent at its address or telephone numbers set forth on the back cover of the Offer to Purchase. Holders may also contact the Dealer Manager at the telephone numbers set forth on the back cover of the Offer to Purchase or their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

5.             Partial Tenders. Tenders of the Notes will be accepted only in integral multiples of $1,000 principal amount. The tendering Holder should fill in the principal amount tendered in the box above entitled “Method of Delivery.” The entire principal amount of Notes delivered to the Information Agent and Tender Agent will be deemed to have been tendered unless otherwise indicated.

6.             Special Issuance and Special Payment Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Purchase Price and Accrued Interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated and an appropriate IRS form for such recipient must be completed. If no instructions are given, Notes not tendered or not accepted for purchase will be returned, and checks for payment of the Purchase Price and Accrued Interest will be sent, to the Holder of the Notes tendered. The undersigned recognizes that COPLP has no obligation pursuant to either of the special instructions boxes if COPLP does not accept for purchase any of the Notes so tendered or if provision for payment of any applicable transfer taxes is not made.

7.             Waiver of Conditions. Subject to applicable law, COPLP reserves the right, in its sole discretion, to amend or waive any or all of the conditions to the Offer on or prior to the Expiration Time.

8.             Taxpayer Identification Number: IRS Form W-9 and Form W-8. To prevent backup withholding, each Holder tendering Notes that is a U.S. person (as defined in the instructions on the enclosed IRS Form W-9) must provide such Holder’s correct taxpayer identification number by completing the enclosed IRS Form W-9, certifying that (1) the taxpayer identification number provided is correct (or that such Holder is awaiting a taxpayer identification number), (2)(i) such Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding, and (3) the Holder is a U.S. person.

If the Holder tendering Notes does not have a taxpayer identification number, such Holder should consult the enclosed IRS Form W-9 for instructions on applying for a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If the Holder tendering Notes does not provide such Holder’s taxpayer identification number to the Information Agent and Tender Agent within 60 days, backup withholding may begin and continue until such Holder furnishes such Holder’s taxpayer identification number to the Information Agent and Tender Agent. Note: Writing “Applied For” on the form means that the Holder tendering Notes has already applied for a taxpayer identification number or that such Holder intends to apply for one in the near future.

If the Notes are registered in more than one name or are not in the name of the actual owner, consult the instructions on the enclosed IRS Form W-9 for information on which taxpayer identification number to report.

Certain Holders tendering Notes (including, among others, certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder tendering Notes that is a U.S. person must enter its correct taxpayer identification number in Part I of the IRS Form W-9, check the “Exempt payee” box on such form, and sign and date the form. See the enclosed IRS Form W-9 for additional instructions. In order for a Holder that is not a U.S. person to qualify as exempt from backup withholding, such person must submit a completed IRS Form W-8BEN (or other appropriate IRS Form W-8), signed under penalty of perjury attesting to such exempt status. Such form (and additional IRS forms) may be obtained from the Information Agent and Tender Agent or the Internal Revenue Service at its Internet website: www.irs.gov.

If the Information Agent and Tender Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the Holder may be subject to backup withholding of a portion of the reportable payments made with respect to the Notes and a $50 penalty imposed by the Internal Revenue Service. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an over-payment of taxes, a refund may be obtained if the appropriate information is provided to the Internal Revenue Service in a timely manner.

COPLP reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

For a general discussion of the U.S. federal income tax consequences of the Offer, Holders should review the section of the Offer to Purchase entitled “Material U.S. Federal Income Tax Consequences.”

9.             Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Notes pursuant to the procedures described in this Offer to Purchase and the Letter of Transmittal and the form and validity of all documents will be determined by COPLP in its sole discretion. COPLP reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of or payment for which may, upon the advice of counsel for COPLP, be unlawful. COPLP also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Notes, subject to applicable law. Any determination by COPLP as to the validity, form, eligibility and acceptance of Notes for payment, or any interpretation by COPLP as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by Holders or otherwise, to the judgment of a court of competent jurisdiction. COPLP is not obligated and does not intend to accept any alternative, conditional or contingent tenders. Unless waived, any irregularities in connection with tenders must be cured within such time as COPLP shall determine. None of COPLP or any of its affiliates or assigns, the Information Agent and Tender Agent, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to a Holder for failure to give such notification. Tenders of Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Information Agent and Tender Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Information Agent and Tender Agent to the tendering Holders, unless otherwise provided in the Letter of Transmittal, as promptly as practical following the Expiration Time.

IMPORTANT TAX INFORMATION

Circular 230 Notice

TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) THIS DISCUSSION IS NOT INTENDED OR WRITTEN BY US TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE CODE (AS DEFINED BELOW); (B) THIS DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

Under U.S. federal income tax law, a holder that is a U.S. person (including a U.S. resident alien) whose tendered notes are accepted for payment is required to provide the tender agent with such holder’s current TIN and make certain certifications on the attached Internal Revenue Service Form W-9, or, alternatively, to establish another basis for an exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the tender agent is not provided with the correct TIN or if the required certifications are not made, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such holder or other payee with respect to the notes purchased pursuant to the offer may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain foreign persons) are generally not subject to these backup withholding and reporting requirements. In order for a foreign holder to qualify as an exempt recipient, such foreign holder must submit to the tender agent the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY), signed under penalties of perjury, attesting to his, her or its exempt status. An Internal Revenue Service Form W-8 may be obtained from the tender agent or via the Internal Revenue Service website at www.irs.gov. See the enclosed Internal Revenue Service Form W-9 for additional information.

If backup withholding applies, the tender agent is required to withhold 28% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided that the required information is properly furnished to the Internal Revenue Service in a timely manner.

Purpose of Form W-9

To prevent backup withholding on any payment made to a holder or other payee with respect to the notes purchased pursuant to the offer, if the holder does not otherwise establish an exemption from backup withholding, the holder is required to notify the tender agent of the holder’s current TIN (or the TIN of any other payee) by completing the attached Internal Revenue Service Form W-9 and certifying that (i) the TIN provided on the attached Internal Revenue Service Form W-9 is correct (or that such holder is awaiting a TIN), (ii) the holder is not subject to backup withholding because (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, and (iii) the holder is a U.S. person (including a U.S. resident alien) for federal income tax purposes. Foreign holders should complete, sign and submit an appropriate Internal Revenue Service Form W-8 as described above to prevent backup withholding.

What Number to Give the Tender Agent

The holder is required to give the tender agent the TIN (e.g., social security number or employer identification number) of the registered owner of the notes tendered hereby. If the notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Internal Revenue Service Form W-9 for additional guidance on which number to report.

FIRPTA

In the event the notes constitute a “United States real property interest,” within the meaning of the Foreign Investment in Real Property Tax Act of 1980, any gain recognized by a foreign person upon the sale of a note may be subject to U.S. federal income tax withholding. For more information, see “Material U.S. Federal Income Tax Considerations” in the Offer to Purchase.

The information and tender agent for the Tender Offer is:

D.F. King & Co., Inc.

48 Wall Street — 22nd Floor
New York, NY 10005

Banks and Brokers call: +1 212 269-5550

All others call toll free: +1 800 549-6650
Email: copt@dfking.com

By Mail, Hand or Overnight Courier:
48 Wall Street — 22nd Floor
New York, New York 10005

By facsimile
(For Eligible Institutions Only):
(212) 709-3328
Attention: Elton Bagley

Confirm by Telephone:
(212) 493-6996

The Dealer Manager for the Tender Offer is:

RBC Capital Markets

3 World Financial Center
200 Vesey Street, 8th Floor
New York, NY 10281
Attn: Liability Management Group
U.S. Persons Call
Toll Free:
(877) 381-2099
Non-U.S. Persons Call:
(212) 618-7822

Any questions regarding the terms of the Tender Offer may be directed to the Dealer Manager.  Requests for additional copies of documentation related to the Tender Offer, requests for copies of the Indenture and any questions or requests for assistance in tendering may be directed to the information and tender agent.  Beneficial owners of Notes may also contact their brokers, dealers, commercial banks or trust companies for assistance concerning the Tender Offer.

Form W-9
(Rev. December 2011)	Request for Taxpayer	Give Form to the
Department of the Treasury	Identification Number and Certification	requester. Do not
Internal Revenue Service		send to the IRS.

Print or type See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:

☐ Individual/sole proprietor    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate

☐ Exempt Payee

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)

☐ Other (see instructions)

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number - -

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1.    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue  Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.    I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign	Signature of
Here	U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.  If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person.  If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.  The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.  The treaty article addressing the income.

3.  The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.  The type and amount of income that qualifies for the exemption from tax.

5.  Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form
W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.”  Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup
withholding if:

1.  You do not furnish your TIN to the requester,

2.  You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3.  The IRS tells the requester that you furnished an incorrect TIN,

4.  The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.  You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported.  For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for
C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

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Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

If the payment is for	Then the payment is exempt for
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also C Corporations
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt payees 1 through 7(2)

(1) See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).  In the case of a disregarded entity, the person identified on the “Name” line must sign.  Exempt payees, see Exempt Payee on page 3.

Signature requirements.  Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.  You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts
opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

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4.  Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.  Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity (4)

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2) Circle the minor’s name and furnish the minor’s SSN.

(3) You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line.  You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4) List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*NOTE.  Grantor must also provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes.
An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•  Protect your SSN,

•  Ensure your employer is protecting your SSN, and

•  Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT
(1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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